SUPPLEMENT

DATED MAY 8, 2014 TO

HARTFORD INDEX HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS, EACH DATED MAY 1, 2014

PROPOSED REORGANIZATION OF HARTFORD INDEX HLS FUND

WITH AND INTO HIMCO VIT INDEX FUND

At a meeting held on May 6, 2014, the Board of Directors of Hartford Series Fund, Inc. approved on behalf of Hartford Index HLS Fund (the “Index HLS Fund”), the reorganization of the Index HLS Fund with and into the HIMCO VIT Index Fund (the “HVIT Index Fund”) (the “Reorganization”). The HVIT Index Fund is a newly organized series of HIMCO Variable Insurance Trust.

The Board of Directors of Hartford Series Fund, Inc. has called for a Special Meeting of Shareholders of the Index HLS Fund to be held in September 2014, for the purpose of seeking approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Index HLS Fund. If approved, the Reorganization is expected to occur in October 2014.

A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Index HLS Fund’s shareholders in July 2014.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE.